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Annual Report

June 30, 2001

MuniHoldings
California
Insured
Fund, Inc.

www.mlim.ml.com

                   MuniHoldings California Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                       MuniHoldings California Insured Fund, Inc., June 30, 2001

DEAR SHAREHOLDER

For the year ended June 30, 2001, the Common Stock of MuniHoldings California Insured Fund, Inc. earned $0.793 per share income dividends, which included earned and unpaid dividends of $0.064. This represents a net annualized yield of 5.49%, based on a month-end net asset value of $14.46 per share. Over the same period, the Fund's Common Stock had a total investment return of +15.36%, based on a change in per share net asset value from $13.31 to $14.46, and assuming reinvestment of $0.791 per share income dividends.

For the six-month period ended June 30, 2001, the Fund's Common Stock had a total investment return of +1.22%, based on a change in per share net asset value from $14.72 to $14.46, and assuming reinvestment of $0.406 per share income dividends.

For the year ended June 30, 2001, the Fund's Preferred Stock had an average yield as follows: Series A, 3.06%; Series B, 2.63%; Series C, 3.05%; Series D, 3.14%; and Series E, 3.06%.

The Municipal Market Environment

During the six-month period ended June 30, 2001, among considerable weekly volatility, long-term fixed-income bond yields generally moved higher. So far in 2001, investors generally focused on the actions taken by the Federal Reserve Board to reverse the ongoing US economic slowdown. US economic growth fell into the 1%-2% range in 2001 after expanding at more than 5% during the first half of 2000. In mid-December 2000, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases initiated in February 2000. Citing declining consumer confidence and weakening industrial production, the Federal Reserve Board at each of their meetings in January, February and March of this year lowered short-term interest rates in an effort to promote stronger US economic growth. Given continued weak equity markets, investors focused on the declining supply of US Treasury securities and forecasts of sizeable Federal budget surpluses. This positive economic environment fostered a significant decline in US Treasury bond yields. By late March 2001, US Treasury bond yields declined approximately 20 basis points (0.20%) to 5.25%.

Despite additional actions by the Federal Reserve Board in April, May and June, fixed-income securities were unable to maintain their earlier market gains. Recovering US stock markets, especially the NASDAQ, caused many investors to reallocate assets out of US Treasury securities to equities. Additionally, many investors believed that the 275 basis point decline in short-term interest rates engineered by the Federal Reserve Board over the last six months would eventually rekindle a strong US economy with concomitant inflationary pressures. In recent months, recovering equity markets, renewed inflationary fears, and the expectation that the US economy will resume strong growth in late 2001 put consistent pressures on fixed-income issues. By the end of June 2001, long-term US Treasury bond yields rose to 5.75%, an increase of approximately 30 basis points over the last six months.

During the last six months, tax-exempt bond yields also reacted to the Federal Reserve Board actions and equity market volatility. However, this reaction was muted in both intensity and degree. In early 2001, municipal bond yields traded in a narrow range supported by a strong US Treasury market and continued investor demand. As it became apparent that any proposed changes in the Federal tax system were unlikely to have any immediate, material impact on existing Federal tax brackets, tax-exempt bond yields responded by moving higher in early 2001. By late March 2001, long-term uninsured revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, approached 5.40%, a decline of approximately 10 basis points from the end of December 2000. Similar to the US Treasury market, tax-exempt bond yields were pushed higher during the remainder of the period by equity market improvement in April, as well as the possibility that the Federal Reserve Board was close to the end of its current interest rate easing cycle. At the end of June 2001, long-term municipal bond yields rose to approximately 5.50%, although during the past six months, they rose approximately five basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during the June 2001 quarter. Historically, low municipal bond yields have continued to allow municipalities to refund outstanding, high-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, almost $135 billion in long-term tax-exempt bonds was issued, an increase of more than 40% compared to the same period a year ago. During the three-month period ended June 30, 2001, tax-exempt bond issuance was particularly heavy, with more than $75 billion in long-term municipal bonds underwritten, an increase of more than 45% compared to the same three-month period a year ago.

Historically, June has been a period of weak investor demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In recent months, there was no appreciable selling by retail accounts. It has been noted that, thus far in 2001, new net cash inflows into municipal bond mutual funds have reached $4 billion compared to new net cash outflows of more than $13 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates seem poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abate, short-term interest rates are likely to decline below 3%. As short-term interest rates decline, investors have tended to extend maturities to take advantage of the steep municipal yield curve. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 275 basis point reduction in short-term interest rates by the Federal Reserve Board and the economic stimulus produced by recent Federal tax reform combine to restore consumer confidence and economic activity, tax-exempt bond yields may not decline further. Given the strong technical position of the municipal bond market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.

Portfolio Strategy

Since January 2001, our main portfolio strategy has been to adopt a more market neutral position. We implemented this strategy gradually as interest rates fell. We structured higher-couponed securities, maturing in 15 years-20 years, in the new-issue market whenever they were attractively priced. These securities capture approximately 95% of the yield available in the yield curve and exhibit considerably less price volatility than longer maturity issues. We also raised cash equivalent reserves to approximately 8% of total assets. Although we took steps to cushion the Fund's net asset volatility, the Fund's structure still remains slightly above market neutral. The Fund has an inherent degree of volatility because of its leverage factor. The credit quality of the Fund has remained a primary concern. We purposely underutilized the portion of the Fund's assets that can be committed to uninsured securities, which enhanced recent performance as a slowing economy caused credit spreads to widen, negatively affecting the value of many lower-rated issues.

Looking forward, we expect to continue to restructure the Fund in an effort to limit any net asset volatility while seeking to enhance shareholder income. The strong technical position of the California short-term tax-exempt market has fostered a positively sloped yield curve, generating a significant income benefit to the Fund's Common Stock shareholder from leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits


                                     2 & 3

                       MuniHoldings California Insured Fund, Inc., June 30, 2001

of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your investment in MuniHoldings California Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

August 6, 2001

PROXY RESULTS

During the year ended June 30, 2001, MuniHoldings California Insured Fund, Inc.'s Preferred Stock (Series A-E) shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on February 15, 2001. Proposals 2 and 3 were approved at a shareholders' meeting on December 13, 2000. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------
                                                          Shares Voted   Shares Voted   Shares Withheld
                                                               For          Against       From Voting
--------------------------------------------------------------------------------------------------------
1. To ratify an Agreement and Plan of
   Reorganization as follows:                 Series A        1,662             0             43
                                              Series B        1,807            32             50
                                              Series C        2,990            62            103
                                              Series D        2,723           143             48
                                              Series E        3,328            79            195
--------------------------------------------------------------------------------------------------------

                                                                 Shares Voted   Shares Voted
                                                                      For          Against
--------------------------------------------------------------------------------------------------------
2. To elect the Fund's Board of Directors:
   Terry K. Glenn, James H. Bodurtha,
   Herbert I. London, Joseph L. May,
   Andre F. Perold and Roberta C. Ramo
   as follows:                                Series A               1,342           363
                                              Series B               1,795            94
                                              Series C               3,145            10
                                              Series D               2,903            10
                                              Series E               3,591            11
--------------------------------------------------------------------------------------------------------

                                                          Shares Voted   Shares Voted   Shares Voted
                                                               For          Against        Abstain
--------------------------------------------------------------------------------------------------------
3. To ratify the selection of Deloitte &
   Touche LLP as the Fund's independent
   auditors for the current fiscal year
   as follows:                                Series A        1,695            0              11
                                              Series B        1,890            0               0
                                              Series C        3,145            0              10
                                              Series D        2,914            0               0
                                              Series E        3,591            0              11
--------------------------------------------------------------------------------------------------------


                                     4 & 5

                       MuniHoldings California Insured Fund, Inc., June 30, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                           S&P   Moody's  Face
STATE                    Ratings Ratings Amount     Issue                                                                   Value
===================================================================================================================================
California--93.9%        AAA     Aaa    $ 1,000     ABAG Finance Authority for Nonprofit Corporations, California, COP
                                                    (Children's Hospital Medical Center), 6% due 12/01/2029 (a)            $  1,070
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,345     ABC California Unified School District, GO, Series A, 5.625% due
                                                    8/01/2020 (f)                                                             3,476
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,000     Acalanes, California, Unified High School District, GO, 5.80% due
                                                    8/01/2024 (f)                                                             4,184
                        -----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      9,780     Alameda County, California, COP, RIB, Series 410, 9.12% due
                                                    9/01/2021 (b)(g)                                                         11,049
                        -----------------------------------------------------------------------------------------------------------
                                                    Anaheim, California, Public Financing Authority, Lease Revenue
                                                    Bonds (Public Improvements Project) (f):
                         AAA     Aaa      6,500       Senior Series A, 6% due 9/01/2024                                       7,328
                         AAA     Aaa      1,250       Subordinated, Series C, 6% due 9/01/2016                                1,416
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,535     Bakersfield, California, COP, Refunding (Convention Center
                                                    Expansion Project), 5.875% due 4/01/2022 (g)                              4,755
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,885     Berkeley, California, GO, Series C, 5.375% due 9/01/2029 (c)              3,917
                        -----------------------------------------------------------------------------------------------------------
                                                    Berkeley, California, Unified School District, GO, Series I (f):
                         AAA     Aaa      1,000       5.75% due 8/01/2019                                                     1,053
                         AAA     Aaa      1,000       5.75% due 8/01/2020                                                     1,052
                         AAA     Aaa      4,520       5.875% due 8/01/2024                                                    4,780
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,590     Calexico, California, Community Redevelopment Agency, Tax
                                                    Allocation Bonds (Merged Central Business District Redevelopment
                                                    Project), 5.50% due 8/01/2030 (a)                                         6,712
                        -----------------------------------------------------------------------------------------------------------
                         NR*     NR*      2,180     California Community College Financing Authority, Lease Revenue
                                                    Bonds (Grossmont-Palomar-Shasta), Series A, 5.625% due
                                                    4/01/2026 (g)                                                             2,264
                        -----------------------------------------------------------------------------------------------------------
                                                    California Educational Facilities Authority, Revenue Refunding
                                                    Bonds (Occidental College) (g):
                         AAA     Aaa      5,815       5.625% due 10/01/2017                                                   6,106
                         AAA     Aaa      5,000       5.70% due 10/01/2027                                                    5,190
                        -----------------------------------------------------------------------------------------------------------
                                                    California HFA, Home Mortgage Revenue Bonds:
                         AAA     Aaa      2,000       Series A, 5.85% due 8/01/2016 (d)(g)                                    2,102
                         AA-     Aa2      5,000       Series D, 5.85% due 8/01/2017 (j)                                       5,275
                        -----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      4,413     California HFA, Revenue Bonds, RIB, AMT, Series 412, 9.38% due
                                                    8/01/2029 (a)(b)                                                          4,808
                        -----------------------------------------------------------------------------------------------------------
                                                    California HFA, S/F Mortgage Revenue Bonds, AMT, Class II (g):
                         AAA     Aaa      3,330       Series A-1, 6% due 8/01/2020                                            3,472
                         AAA     Aaa      5,420       Series C-2, 5.625% due 8/01/2020 (d)                                    5,536
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     California Health Facilities Finance Authority, Insured Health
                                                    Facility Revenue Refunding Bonds (Catholic Healthcare West),
                                                    Series A, 6% due 7/01/2017 (g)                                            2,174
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,000     California Health Facilities Finance Authority Revenue Bonds
                                                    (Kaiser Permanente), Series A, 5.50% due 6/01/2022 (f)                    6,148
                        -----------------------------------------------------------------------------------------------------------
                                                    California Health Facilities Finance Authority, Revenue Refunding
                                                    Bonds:
                         AAA     Aaa      2,500       (Catholic Healthcare West), Series A, 6% due 7/01/2025 (g)              2,643
                         AAA     Aaa      4,500       (Children's Hospital), 5.375% due 7/01/2020 (g)                         4,554
                         AAA     Aaa      3,950       (De Las Companas), Series A, 5.75% due 7/01/2015 (a)                    4,152
                        -----------------------------------------------------------------------------------------------------------
                                                    California Pollution Control Financing Authority, PCR, Refunding
                                                    (Pacific Gas and Electric), VRDN (h):
                         A1+     NR*     21,300       AMT, Series B, 3.60% due 11/01/2026                                    21,300
                         A1+     NR*     32,900       Series C, 3.65% due 11/01/2026                                         32,900
                        -----------------------------------------------------------------------------------------------------------
                         A1+     NR*        600     California Pollution Control Financing Authority, Solid Waste
                                                    Disposal Revenue Bonds (Shell Martinez Refining), VRDN, AMT,
                                                    Series B, 3.05% due 10/01/2031 (h)                                          600
                        -----------------------------------------------------------------------------------------------------------
                         AA-     Aa3      8,625     California State Department of Veteran Affairs, Home Purpose
                                                    Revenue Bonds,  DRIVERS, AMT, Series 151, 8.095% due
                                                    12/01/2019 (b)                                                            8,688
                        -----------------------------------------------------------------------------------------------------------
                         AA-     Aa3      5,000     California State Department of Veteran Affairs, Home Purpose
                                                    Revenue Refunding Bonds, Series C, 6.15% due 12/01/2027                   5,189
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     California State, GO, 5.50% due 6/01/2025 (c)                             2,045
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     31,210     California State, GO, Refunding, 5.50% due 3/01/2015 (a)                 32,957
                        -----------------------------------------------------------------------------------------------------------
                                                    California State, GO, Refunding, Veterans, AMT, Series B:
                         AAA     Aaa      4,130       5.45% due 12/01/2017 (g)                                                4,142
                         AA-     Aa3      7,165       5.50% due 12/01/2018                                                    7,174
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     20,000     California State Public Works Board, Lease Revenue Bonds (Various
                                                    University of California Projects), Series C, 5.125% due
                                                    9/01/2022 (a)                                                            19,732
                        -----------------------------------------------------------------------------------------------------------
                                                    California State Public Works Board, Lease Revenue Refunding Bonds:
                         AAA     Aaa      5,025       (California State University), Series A, 5.50% due 10/01/2014 (g)       5,301
                         AAA     Aaa      8,750       (Department of Corrections), Series B, 5.625% due 11/01/2019 (g)        9,127
                         AAA     Aaa      2,625       (Various Community College Projects), Series B, 5.625% due
                                                      3/01/2019 (a)                                                           2,729
                         AAA     Aaa      2,000       (Various University of California Projects), Series A, 5.40%
                                                      due 12/01/2016 (a)                                                      2,067
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,100     California State, Veterans Bonds, GO, Refunding, AMT, Series BH,
                                                    5.40% due 12/01/2015 (f)                                                  2,121
                        -----------------------------------------------------------------------------------------------------------
                                                    California Statewide Communities Development Authority, COP:
                         AAA     Aaa      9,855       (Kaiser Permanente), 5.30% due 12/01/2015 (f)                          10,186
                         AAA     Aaa      5,000       (Sutter Health Obligation Group), 6% due 8/15/2025 (g)                  5,314
                        -----------------------------------------------------------------------------------------------------------
                                                    California Statewide Communities Development Authority, COP,
                                                    Refunding:
                         AAA     NR*      9,500       (Huntington Memorial Hospital), 5.80% due 7/01/2026 (e)                 9,871
                         AAA     NR*      2,035       (San Diego State University Foundation), 5.30% due 3/01/2017 (a)        2,076
                        -----------------------------------------------------------------------------------------------------------
                         AAA     NR*      1,090     California Statewide Communities Development Authority Revenue
                                                    Bonds (Los Angeles Orthopaedic Hospital Foundation), 5.50% due
                                                    6/01/2019 (a)                                                             1,114
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,640     Campbell, California, Unified High School District, GO, 5.70% due
                                                    8/01/2025 (f)                                                             1,716
                        -----------------------------------------------------------------------------------------------------------
                                                    Capistrano, California, Unified Public Financing Authority,
                                                    Special Tax Revenue Refunding Bonds, First Lien, Series A (a):
                         AAA     Aaa     16,770       5.70% due 9/01/2016                                                    17,780
                         AAA     Aaa     10,640       5.70% due 9/01/2020                                                    11,070
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      8,705     Castaic Lake, California, Water Agency Revenue Bonds, COP (Water
                                                    System Improvement Project), 5.50% due 8/01/2023 (a)                      8,936
                        -----------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes


                                     6 & 7

                       MuniHoldings California Insured Fund, Inc., June 30, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                           S&P   Moody's  Face
STATE                    Ratings Ratings Amount     Issue                                                                   Value
===================================================================================================================================
California               AAA     Aaa    $14,500     Central Coast Water Authority, California, Regional Facilities
(continued)                                         Revenue Refunding Bonds (State Water Project), Series A, 5%
                                                    due 10/01/2022 (a)                                                     $ 14,147
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,810     Chaffey, California, Unified High School District, GO, Series B,
                                                    5.375% due 8/01/2022 (c)                                                  6,924
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,995     Chino, California, Unified School District, COP, Refunding,
                                                    6.125% due 9/01/2026 (f)                                                  7,497
                        -----------------------------------------------------------------------------------------------------------
                                                    Contra Costa County, California, COP, Refunding:
                         AAA     Aaa      4,570       (Capital Projects Program), 5.25% due 2/01/2021 (a)                     4,587
                         AAA     Aaa      6,000       DRIVERS, Series 154, 7.88% due 11/01/2017 (b)                           6,295
                         AAA     Aaa      2,000       (Merrithew Memorial Hospital Project), 5.50% due 11/01/2022 (g)         2,047
                        -----------------------------------------------------------------------------------------------------------
                                                    Contra Costa, California, Water District, Water Revenue Bonds,
                                                    Series G (g):
                         AAA     Aaa      4,600       5.75% due 10/01/2014 (i)                                                5,049
                         AAA     Aaa      5,000       5% due 10/01/2024                                                       4,846
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     Cucamonga, California, County Water District COP, 5.25% due
                                                    9/01/2025 (c)                                                             1,989
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,750     Culver City, California, Redevelopment Finance Authority, Revenue
                                                    Refunding Bonds, Tax Allocation, Series A, 5.60% due 11/01/2025 (f)       3,880
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,870     Davis, California, Joint Unified School District, Community
                                                    Facilities District, Special Tax Refunding Bonds, Number 1,
                                                    5.50% due 8/15/2021 (g)                                                   1,910
                        -----------------------------------------------------------------------------------------------------------
                         AAA     NR*     12,210     East Bay-Delta, California, HFA, Revenue Bonds (Lease Purchase
                                                    Program), Series A, 4.25% due 6/01/2005 (g)                              12,430
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,655     East Side Union High School District, California, Santa Clara
                                                    County, GO, Series E, 5% due 9/01/2023 (c)                                5,500
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      7,000     El Dorado County, California, Public Agency Financing Authority,
                                                    Revenue Refunding Bonds, 5.50% due 2/15/2021 (c)                          7,151
                        -----------------------------------------------------------------------------------------------------------
                                                    Escondido, California, COP, Refunding:
                         AAA     Aaa      1,000       Series A, 5.75% due 9/01/2024 (c)                                       1,053
                         AAA     Aaa      5,000       (Wastewater Project), 5.70% due 9/01/2026 (a)                           5,168
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,050     Fontana, California, Public Financing Authority, Tax Allocation
                                                    Revenue Refunding Bonds (North Fontana Redevelopment Project),
                                                    Series A, 5.50% due 9/01/2013 (f)                                         3,304
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     Fontana, California, Redevelopment Agency Tax Allocation Refunding
                                                    Bonds (Southwest Industrial Park Project), 5% due 9/01/2022 (g)           4,878
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,455     Fresno, California, Airport Revenue Bonds, AMT, Series B, 5.50%
                                                    due 7/01/2020 (f)                                                         4,537
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,200     Glendale, California, Unified School District, GO, Series B,
                                                    5.125% due 9/01/2023 (f)                                                  5,135
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,700     Hacienda La Puente, California, Unified School District, GO,
                                                    Series A, 5.50% due 8/01/2020 (g)                                         1,761
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,700     Inglewood, California, Unified School District, GO, Series A, 5.60%
                                                    due 10/01/2024 (c)                                                        1,760
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,300     Irvine, California, Unified School District, Special Tax (Community
                                                    Facilities District Number 86-1), 5.375% due 11/01/2020 (a)               2,345
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,665     Irvine, California, Unified School District, Special Tax Refunding
                                                    Bonds (Community Facilities District Number 86-1), 5.80%
                                                    due 11/01/2020 (a)                                                        4,926
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      7,500     La Quinta, California, Redevelopment Agency, Housing Tax Allocation
                                                    Bonds (Redevelopment Project Areas Number 1 & 2), 6% due 9/01/2025 (g)    7,885
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,000     Long Beach, California, Bond Finance Authority, Lease Revenue
                                                    Bonds (Rainbow Harbor Refinancing Project), Series A, 5.25%
                                                    due 5/01/2024 (a)                                                         4,003
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,740     Long Beach, California, Harbor Revenue Bonds, AMT, 5.375% due
                                                    5/15/2020 (g)                                                             3,761
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,590     Long Beach, California, Water Revenue Refunding Bonds, Series A,
                                                    5% due 5/01/2024 (g)                                                      3,480
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     10,650     Los Altos, California, School District GO, Series A, 5%
                                                    due 8/01/2023 (f)                                                        10,358
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     12,265     Los Angeles, California, Community College District, GO,
                                                    Series A, 5.50% due 8/01/2020 (g)                                        12,706
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     11,000     Los Angeles, California, Convention and Exhibition Center
                                                    Authority, Lease Revenue Refunding Bonds, DRIVERS, Series
                                                    162, 7.90% due 8/15/2018 (b)(g)                                          11,246
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     11,730     Los Angeles, California, Department of Water and Power, Electric
                                                    Plant Revenue Bonds, 5.50% due 6/15/2004 (f)(i)                          12,614
                        -----------------------------------------------------------------------------------------------------------
                                                    Los Angeles, California, Department of Water and Power, Electric
                                                    Plant Revenue Refunding Bonds:
                         A+      Aaa      1,510       5.875% due 2/15/2005 (i)                                                1,653
                         A+      Aa3        490       5.875% due 2/15/2020                                                      504
                         NR*     Aa3      4,000       RIB, Series 370, 9.12% due 2/15/2024 (b)                                4,670
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     10,750     Los Angeles, California, Department of Water and Power, Waterworks
                                                    Revenue Bonds, 6.10% due 10/15/2009 (c)(i)                               12,448
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,230     Los Angeles, California, M/F Housing Revenue Refunding Bonds,
                                                    Senior Series G, 5.65% due 1/01/2014 (f)                                  4,359
                        -----------------------------------------------------------------------------------------------------------
                                                    Los Angeles, California, Unified School District, GO:
                         AAA     Aaa      5,415       Series B, 5% due 7/01/2023 (c)                                          5,267
                         AAA     Aaa      1,890       Series C, 5.625% due 7/01/2015 (g)                                      2,016
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,000     Los Angeles, California, Wastewater System Revenue Bonds,
                                                    Series A, 5% due 6/01/2023 (c)                                            2,918
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      7,370     Los Angeles County, California, Metropolitan Transportation
                                                    Authority, Sales Tax Revenue Bonds, Proposition C, Second Senior
                                                    Series B, 5.25% due 7/01/2023 (a)                                         7,332
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     Menlo Park, California, Community Development Agency, Tax
                                                    Allocation (Las Pulgas Community Development Project), 5.50% due
                                                    6/01/2025 (a)                                                             5,136
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,500     Mojave, California, Water Agency, GO, Refunding (Improvement
                                                    District--Morongo Basin), 5.80% due 9/01/2022 (c)                         3,656
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     Montebello, California, Community Redevelopment Agency, Housing
                                                    Tax Allocation Bonds, Series A, 5.45% due 9/01/2019 (f)                   2,039
                        -----------------------------------------------------------------------------------------------------------
                         AAA     NR*      2,315     Morgan Hill, California, Unified School District, GO, 5.75% due
                                                    8/01/2019 (c)                                                             2,459
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     16,000     Norco, California, Redevelopment Agency, Tax Allocation Refunding
                                                    Bonds (Norco Redevelopment Project--Area Number 1), 5.75%
                                                    due 3/01/2026 (g)                                                        16,672
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,140     North City West, California, School Facilities Financing Authority,
                                                    Special Tax Refunding Bonds, Series B, 6% due 9/01/2019 (f)               2,336
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      9,000     Northern California Power Agency, Public Power Revenue Refunding
                                                    Bonds (Hydroelectric Project Number One), Series A, 5.125% due
                                                    7/01/2023 (g)                                                             8,889
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      9,995     Oakland, California, Alameda County Unified School District, GO,
                                                    Refunding, Series C, 5.50% due 8/01/2019 (c)                             10,203
                        -----------------------------------------------------------------------------------------------------------
                                                    Oakland, California, Alameda County Unified School District, GO,
                                                    Series F (g):
                         AAA     Aaa      5,245       5.625% due 8/01/2021                                                    5,459
                         AAA     Aaa      6,000       5.50% due 8/01/2024                                                     6,155
                        -----------------------------------------------------------------------------------------------------------
                                                    Oakland, California, GO:
                         AAA     Aaa      2,500       Measure 1, 5.85% due 12/15/2022 (c)                                     2,631
                         AAA     Aaa      1,300       Measure K, Series C, 5.80% due 12/15/2018 (g)                           1,370
                        -----------------------------------------------------------------------------------------------------------


                                     8 & 9

                       MuniHoldings California Insured Fund, Inc., June 30, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                           S&P   Moody's  Face
STATE                    Ratings Ratings Amount     Issue                                                                   Value
===================================================================================================================================
California               AAA     Aaa    $ 7,105     Oakland, California, Joint Powers Financing Authority, Lease Revenue
(concluded)                                         Bonds (Oakland Administration Buildings), 5.75% due 8/01/2021 (a)      $  7,419
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,500     Oakland, California, State Building Authority, Lease Revenue Bonds
                                                    (Elihu M. Harris), Series A, 5% due 4/01/2023 (a)                         2,432
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,705     Oakland, California, Unified School District, GO (Alameda County),
                                                    Series F, 5.625% due 8/01/2020 (g)                                        3,864
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,750     Palm Desert, California, Financing Authority, Tax Allocation
                                                    Revenue Refunding Bonds (Project Area Number 1), 5.45% due
                                                    4/01/2018 (g)                                                             5,910
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Palm Springs, California, COP, Refunding (Multiple Capital
                                                    Facilities Project), 5.75% due 4/01/2017 (a)                              1,056
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,000     Pittsburg, California, Public Financing Authority, Water Revenue
                                                    Bonds, 5.50% due 6/01/2027 (g)                                            4,085
                        -----------------------------------------------------------------------------------------------------------
                                                    Pleasanton, California, Unified School District, GO:
                         AAA     Aaa      2,700       Series D, 5.375% due 8/01/2023 (g)                                      2,729
                         AAA     Aaa      9,100       Series E, 5.50% due 8/01/2025 (c)                                       9,308
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,350     Pomona, California, Public Financing Authority, Revenue Refunding
                                                    Bonds (Southwest Pomona Redevelopment Project), Series W, 5% due
                                                    2/01/2024 (g)                                                             4,218
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     Port Oakland, California, Port Revenue Bonds, AMT, Series G,
                                                    5.375% due 11/01/2025 (g)                                                 2,005
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     Port Oakland, California, Port Revenue Refunding Bonds, Series I,
                                                    5.40% due 11/01/2017 (g)                                                  5,155
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     12,500     Port Oakland, California, Revenue Bonds, AMT, Series K, 5.75%
                                                    due 11/01/2029 (c)                                                       12,963
                        -----------------------------------------------------------------------------------------------------------
                                                    Richmond, California, Joint Powers Financing Authority, Tax
                                                    Allocation Revenue Bonds, Series A (g):
                         AAA     Aaa      1,980       5.50% due 9/01/2016                                                     2,082
                         AAA     Aaa      2,090       5.50% due 9/01/2017                                                     2,186
                         AAA     Aaa      2,205       5.50% due 9/01/2018                                                     2,294
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,000     Roseville, California, Electric System Revenue Bonds, COP, 5.50%
                                                    due 2/01/2024 (f)                                                         3,077
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,000     Sacramento, California, Municipal Utility District, Electric
                                                    Revenue Bonds, Series K, 5.70% due 7/01/2017 (a)                          6,577
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     10,825     Sacramento, California, Municipal Utility District, Electric
                                                    Revenue Refunding Bonds, Series L, 5.125% due 7/01/2022 (g)              10,695
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,500     Sacramento, California, Power Authority Revenue Bonds (Cogeneration
                                                    Project), 5.875% due 7/01/2015 (g)                                        3,755
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,440     San Bernardino, California, Joint Powers Financing Authority,
                                                    Lease Revenue Bonds (Department of Transportation Lease),
                                                    Series A, 5.50% due 12/01/2020 (g)                                        5,567
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     San Bernardino, California, Joint Powers Financing Authority, Tax
                                                    Allocation Revenue Refunding Bonds, Series A, 5.75% due
                                                    10/01/2025 (f)                                                            5,172
                        -----------------------------------------------------------------------------------------------------------
                         AAA     NR*      1,480     San Bernardino County, California, COP, Refunding (Medical Center
                                                    Financing Project), 5.50% due 8/01/2019 (g)                               1,508
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,055     San Diego, California, Public Facilities Financing Authority,
                                                    Sewer Revenue Bonds, Series A, 5.25% due 5/15/2027 (c)                    5,036
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,795     San Francisco, California, Bay Area Rapid Transit District, Sales
                                                    Tax Revenue Bonds, 5.50% due 7/01/2026 (c)                                6,960
                        -----------------------------------------------------------------------------------------------------------
                                                    San Francisco, California, City and County Airport Commission,
                                                    International Airport Revenue Bonds, AMT, Second Series:
                         AAA     Aaa      5,955       Issue 10-A, 5.50% due 5/01/2013 (g)                                     6,213
                         AAA     Aaa      5,750       Issue 12-A, 5.80% due 5/01/2021 (c)                                     5,925
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      9,000     San Francisco, California, State Building Authority, Lease Revenue
                                                    Bonds (San Francisco Civic Center Complex), Series A, 5.25% due
                                                    12/01/2021 (a)                                                            9,027
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     18,100     San Jose, California, Redevelopment Agency, Tax Allocation
                                                    Refunding Bonds, DRIVERS, Series 158, 8.086% due 8/01/2014 (b)(g)        19,087
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     San Jose-Santa Clara, California, Water Financing Authority, Sewer
                                                    Revenue Bonds, Series A, 5.375% due 11/15/2020 (c)                        2,024
                        -----------------------------------------------------------------------------------------------------------
                                                    San Juan, California, Unified School District, GO (c):
                         AAA     Aaa      3,955       5.625% due 8/01/2018                                                    4,168
                         AAA     Aaa      3,830       5.625% due 8/01/2019                                                    4,025
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     San Mateo-Foster City, California, School District, GO, 5.30%
                                                    due 8/01/2029 (c)                                                         5,002
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     14,000     Santa Clara, California, Redevelopment Agency, Tax Allocation Bonds
                                                    (Bayshore North Project), Series A, 5.50% due 6/01/2023 (a)              14,420
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Santa Clara, California, Unified School District, GO, 5.50% due
                                                    7/01/2020 (c)                                                             1,036
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,205     Santa Clara County, California, East Side Union High School
                                                    District, GO, Series E, 5% due 9/01/2022 (c)                              6,054
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      9,750     Santa Clara County, California, Financing Authority, Lease Revenue
                                                    Refunding Bonds, Series A, 5% due 11/15/2022 (a)                          9,512
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      9,000     Santa Fe Springs, California, Community Development, Commission
                                                    Tax Allocation Refunding Bonds (Consolidated Redevelopment
                                                    Project), Series A, 5% due 9/01/2022 (g)                                  8,759
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,110     Santa Monica, California, Redevelopment Agency, Tax Allocation
                                                    Bonds (Earthquake Recovery Redevelopment Project), 6% due
                                                    7/01/2029 (a)                                                             5,469
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,500     South County, California, Regional Wastewater Authority, Revenue
                                                    Refunding Bonds (Regional Wastewater Facilities Project),
                                                    Series A, 5% due 8/01/2022 (g)                                            2,427
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      8,925     South Placer, California, Wastewater Authority, Wastewater Revenue
                                                    Bonds, Series A, 5.25% due 11/01/2027 (c)                                 8,865
                        -----------------------------------------------------------------------------------------------------------
                         A1+     VMIG1@     300     Southern California Public Power Authority, Power Project Revenue
                                                    Refunding Bonds (Palo Verde Project), VRDN, Series C, 2.50%
                                                    due 7/01/2017 (a)(h)                                                        300
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     12,800     Southern California Public Power Authority, Revenue Refunding
                                                    Bonds (Power Project), DRIVERS, Series 157, 8.056% due
                                                    7/01/2017 (b)(c)                                                         13,890
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,370     Tahoe Truckee, California, Unified School District, GO
                                                    (Improvement District Number 1), Series A, 5.75% due 8/01/2020 (c)        3,558
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     13,250     Tracy, California, Area Public Facilities Financing Agency, Special
                                                    Tax Refunding Bonds (Community Facilities District Number 87-1),
                                                    Series H, 5.875% due 10/01/2019 (g)                                      13,997
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,000     University of California, COP, Series A, 5.25% due 11/01/2024 (a)         5,992
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      9,875     University of California, Hospital Revenue Bonds (University of
                                                    California Medical Center), 5.75% due 7/01/2015 (a)                      10,384
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     University of California Revenue Bonds (Research Facilities),
                                                    Series D, 5% due 9/01/2024 (f)                                            1,931
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     17,200     University of California, Revenue Refunding Bonds (Multiple Purpose
                                                    Projects), Series E, 5.125% due 9/01/2020 (g)                            17,105
                        -----------------------------------------------------------------------------------------------------------


                                    10 & 11

                       MuniHoldings California Insured Fund, Inc., June 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                           S&P   Moody's  Face
STATE                    Ratings Ratings Amount     Issue                                                                   Value
===================================================================================================================================
Puerto Rico--4.7%                                   Puerto Rico Commonwealth, GO (g):
                         AAA     Aaa    $ 4,515       5.375% due 7/01/2021                                                 $  4,635
                         AAA     Aaa      5,825       Public Improvement, 5.75% due 7/01/2026                                 6,165
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,850     Puerto Rico Commonwealth Highway and Transportation Authority,
                                                    Highway Revenue Bonds, Series Y, 5.50% due 7/01/2026 (g)                  2,920
                        -----------------------------------------------------------------------------------------------------------
                                                    Puerto Rico Commonwealth Highway and Transportation Authority,
                                                    Transportation Revenue Bonds, Series B:
                         AAA     Aaa      2,000       5.75% due 7/01/2017 (g)                                                 2,164
                         A       Baa1     7,670       6% due 7/01/2026 (f)                                                    8,025
                        -----------------------------------------------------------------------------------------------------------
                                                    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
                                                    HH (f):
                         AAA     Aaa      9,650       5.30% due 7/01/2020                                                     9,908
                         AAA     Aaa      1,000       5.75% due 7/01/2018                                                     1,079
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,100     Puerto Rico Municipal Finance Agency, GO, Series A, 5.50% due
                                                    8/01/2017 (f)                                                             1,159
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Puerto Rico Municipal Finance Agency Revenue Bonds, Series A,
                                                    5.50% due 7/01/2017 (f)                                                   1,047
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,185     Puerto Rico Public Buildings Authority, Revenue Refunding Bonds,
                                                    Series L, 5.50% due 7/01/2021 (f)                                         5,538
                        -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,470     University of Puerto Rico, University Revenue Refunding Bonds,
                                                    Series O, 5.75% due 6/01/2018 (g)                                         3,720
===================================================================================================================================
                         Total Investments (Cost--$933,969)--98.6%                                                          964,278

                         Variation Margin on Financial Futures Contracts**--0.0%                                                400

                         Other Assets Less Liabilities--1.4%                                                                 13,246
                                                                                                                           --------
                         Net Assets--100.0%                                                                                $977,924
                                                                                                                           ========
===================================================================================================================================

(a)   AMBAC Insured.
(b) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2001.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   Connie Lee Insured.
(f)   FSA Insured.
(g)   MBIA Insured.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2001.
(i)   Prerefunded.
(j) All or a portion of security held as collateral in connection with open financial futures contract.
  *   Not Rated.
 **   Financial futures contracts sold as of June 30, 2001 were as follows:

                                                                  (in Thousands)
--------------------------------------------------------------------------------
Number of                               Expiration
Contracts         Issue                    Date                 Value
--------------------------------------------------------------------------------
   800      US Treasury Bonds         September 2001           $82,412
--------------------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price--$82,741)                                $82,412
                                                               =======
--------------------------------------------------------------------------------

   @ Highest short-term rating by Moody's Investors Service, Inc.
     Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of June 30, 2001
======================================================================================================
Assets:        Investments, at value (identified cost--$933,968,633) .                    $964,277,513
               Cash ..................................................                         130,816
               Receivables:
                 Interest receivable .................................   $  16,369,379
                 Variation margin ....................................         400,000      16,769,379
                                                                         -------------
               Prepaid expenses ......................................                           7,098
                                                                                          ------------
               Total assets ..........................................                     981,184,806
                                                                                          ------------
======================================================================================================
Liabilities:   Payables:
                 Securities purchased ................................       2,260,913
                 Investment adviser ..................................         382,667
                 Dividends to shareholders ...........................         377,840
                 Reorganization costs ................................         161,028       3,182,448
                                                                         -------------
               Accrued expenses ......................................                          78,795
                                                                                          ------------
               Total liabilities .....................................                       3,261,243
                                                                                          ------------
======================================================================================================
Net Assets:    Net assets ............................................                    $977,923,563
                                                                                          ============
======================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized):
                 Preferred Stock, par value $.10 per share (15,600
                 shares of AMPS* issued and outstanding at $25,000
                 per share liquidation preference) ...................                    $390,000,000
                 Common Stock, par value $.10 per share (40,657,301
                 shares issued and outstanding) ......................   $   4,065,730
               Paid-in capital in excess of par ......................     599,851,687
               Undistributed investment income--net ..................       2,812,682
               Accumulated realized capital losses on investments--net     (49,444,322)
               Unrealized appreciation on investments--net ...........      30,637,786
                                                                         -------------
               Total--Equivalent to $14.46 net asset value per share
               of Common Stock (market price--$13.18) ................                     587,923,563
                                                                                          ------------
               Total capital .........................................                    $977,923,563
                                                                                          ============
======================================================================================================

*  Auction Market Preferred Stock.

   See Notes to Financial Statements.


                                    12 & 13

                       MuniHoldings California Insured Fund, Inc., June 30, 2001

STATEMENT OF OPERATIONS

                     For the Year Ended June 30, 2001
==========================================================================================================
Investment Income:   Interest and amortization of premium and discount earned                  $46,848,136
==========================================================================================================
Expenses:            Investment advisory fees ...............................   $ 4,850,706
                     Commission fees ........................................       905,048
                     Reorganization costs ...................................       374,201
                     Accounting services ....................................       206,748
                     Professional fees ......................................        99,796
                     Transfer agent fees ....................................        87,476
                     Custodian fees .........................................        72,774
                     Directors' fees and expenses ...........................        45,857
                     Printing and shareholder reports .......................        43,636
                     Listing fees ...........................................        40,274
                     Pricing fees ...........................................        20,503
                     Other ..................................................        56,427
                                                                                -----------
                     Total expenses before reimbursement ....................     6,803,446
                     Reimbursement of expenses ..............................      (505,663)
                                                                                -----------
                     Total expenses after reimbursement .....................                    6,297,783
                                                                                               -----------
                     Investment income--net .................................                   40,550,353
                                                                                               -----------
==========================================================================================================
Realized &           Realized gain on investments--net ......................                   16,972,747
Unrealized Gain on   Change in unrealized appreciation on investments--net ..                   22,975,152
Investments--Net:                                                                              -----------
                     Net Increase in Net Assets Resulting from Operations ...                  $80,498,252
                                                                                               ===========
==========================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Year Ended June 30,
                                                                                                   ------------------------------
                Increase (Decrease) in Net Assets:                                                      2001             2000
=================================================================================================================================
Operations:     Investment income--net .........................................................   $  40,550,353    $  20,000,299
                Realized gain (loss) on investments--net .......................................      16,972,747      (28,432,990)
                Change in unrealized appreciation on investments--net ..........................      22,975,152       36,259,129
                                                                                                   -------------    -------------
                Net increase in net assets resulting from operations ...........................      80,498,252       27,826,438
                                                                                                   -------------    -------------
=================================================================================================================================
Dividends to    Investment income--net:
Shareholders:     Common Stock .................................................................     (28,946,820)     (12,675,535)
                  Preferred Stock ..............................................................     (11,672,378)      (6,252,855)
                                                                                                   -------------    -------------
                Net decrease in net assets resulting from dividends to shareholders ............     (40,619,198)     (18,928,390)
                                                                                                   -------------    -------------
=================================================================================================================================
Capital Stock   Proceeds from issuance of Common Stock resulting from reorganization ...........      79,684,287      318,244,965
Transactions:   Proceeds from issuance of Preferred Stock resulting from reorganization ........      49,000,000      245,000,000
                Value of shares issued to Common Stock shareholders in reinvestment of dividends              --          144,287
                                                                                                   -------------    -------------
                Net increase in net assets derived from capital stock transactions .............     128,684,287      563,389,252
                                                                                                   -------------    -------------
=================================================================================================================================
Net Assets:     Total increase in net assets ...................................................     168,563,341      572,287,300
                Beginning of year ..............................................................     809,360,222      237,072,922
                                                                                                   -------------    -------------
                End of year* ...................................................................   $ 977,923,563    $ 809,360,222
                                                                                                   =============    =============
=================================================================================================================================
               * Undistributed investment income--net ..........................................   $   2,812,682    $   2,523,567
                                                                                                   =============    =============
=================================================================================================================================

See Notes to Financial Statements.


                                    14 & 15

                       MuniHoldings California Insured Fund, Inc., June 30, 2001

FINANCIAL HIGHLIGHTS

                        The following per share data and ratios have been derived                                     For the Period
                        from information provided in the financial statements.          For the Year Ended June 30,   Feb. 27, 1998+
                                                                                     --------------------------------  to June 30,
                        Increase (Decrease) in Net Asset Value:                        2001        2000        1999        1998
=================================================================================================================================
Per Share               Net asset value, beginning of period ....................... $  13.31    $  14.38    $  14.96    $  15.00
Operating                                                                            --------    --------    --------    --------
Performance:            Investment income--net .....................................     1.10@@      1.11        1.13         .38
                        Realized and unrealized gain (loss) on investments--net ....     1.17       (1.03)       (.57)        .01
                                                                                     --------    --------    --------    --------
                        Total from investment operations ...........................     2.27         .08         .56         .39
                                                                                     --------    --------    --------    --------
                        Less dividends and distributions to Common Stock
                        shareholders:
                          Investment income--net ...................................     (.79)       (.81)       (.80)       (.21)
                          Realized gain on investments--net ........................       --          --        (.03)         --
                                                                                     --------    --------    --------    --------
                        Total dividends and distributions to Common Stock
                        shareholders ...............................................     (.79)       (.81)       (.83)       (.21)
                        Capital charge resulting from issuance of Common Stock .....       --          --          --        (.03)
                                                                                     --------    --------    --------    --------
                        Effect of Preferred Stock activity:
                          Dividends and distributions to Preferred Stock
                          shareholders:
                            Investment income--net .................................     (.33)       (.34)       (.30)       (.10)
                            Realized gain on investments--net ......................       --          --        (.01)         --
                          Capital charge resulting from issuance of Preferred
                          Stock ....................................................       --          --          --        (.09)
                                                                                     --------    --------    --------    --------
                        Total effect of Preferred Stock activity ...................     (.33)       (.34)       (.31)       (.19)
                                                                                     --------    --------    --------    --------
                        Net asset value, end of period ............................. $  14.46    $  13.31    $  14.38    $  14.96
                                                                                     ========    ========    ========    ========
                        Market price per share, end of period ...................... $  13.18    $12.3125    $  13.00    $  15.00
                                                                                     ========    ========    ========    ========
=================================================================================================================================
Total Investment        Based on market price per share ............................   13.67%       1.06%      (8.34%)      1.42%@
Return:**                                                                            ========    ========    ========    ========
                        Based on net asset value per share .........................   15.36%      (1.23%)      1.66%       1.15%@
                                                                                     ========    ========    ========    ========
=================================================================================================================================
Ratios Based on         Total expenses, net of reimbursement and excluding
Average Net Assets      reorganization expenses*** .................................    1.13%       1.20%       1.09%        .38%*
Of Common Stock:                                                                     ========    ========    ========    ========
                        Total expenses, excluding reorganization expenses*** .......    1.22%       1.31%       1.23%       1.19%*
                                                                                     ========    ========    ========    ========
                        Total expenses*** ..........................................    1.29%       1.50%       1.23%       1.19%*
                                                                                     ========    ========    ========    ========
                        Total investment income--net*** ............................    7.71%       8.50%       7.42%       8.00%*
                                                                                     ========    ========    ========    ========
                        Amount of dividends to Preferred Stock shareholders ........    2.22%       2.66%       1.93%       2.15%*
                                                                                     ========    ========    ========    ========
                        Investment income--net, to Common Stock shareholders .......    5.49%       5.84%       5.49%       5.85%*
                                                                                     ========    ========    ========    ========
=================================================================================================================================
Ratios Based on         Total expenses, net of reimbursement and excluding
Total Average Net       reorganization expenses ....................................     .67%        .69%        .67%        .24%*
Assets:++***                                                                         ========    ========    ========    ========
                        Total expenses, excluding reorganization expenses ..........     .73%        .75%        .75%        .75%*
                                                                                     ========    ========    ========    ========
                        Total expenses .............................................     .77%        .86%        .75%        .75%*
                                                                                     ========    ========    ========    ========
                        Total investment income--net ...............................    4.60%       4.85%       4.53%       5.05%*
                                                                                     ========    ========    ========    ========
=================================================================================================================================
Ratios Based on         Dividends to Preferred Stock shareholders ..................    3.28%       3.54%       3.02%       3.65%*
Average Net Assets                                                                   ========    ========    ========    ========
Of Preferred Stock:
=================================================================================================================================
Supplemental Data:      Net assets, net of Preferred Stock, end of period
                        (in thousands) ............................................. $587,924    $468,360    $141,073    $146,717
                                                                                     ========    ========    ========    ========
                        Preferred Stock outstanding, end of period (in thousands) .. $390,000    $341,000    $ 96,000    $ 96,000
                                                                                     ========    ========    ========    ========
                        Portfolio turnover .........................................   63.37%     105.22%      82.36%      64.17%
                                                                                     ========    ========    ========    ========
=================================================================================================================================
Leverage:               Asset coverage per $1,000 .................................. $  2,507    $  2,373    $  2,470    $  2,528
                                                                                     ========    ========    ========    ========
=================================================================================================================================
Dividends Per           Series A--Investment income--net ........................... $    793    $    915    $    775    $    262
Share on Preferred                                                                   ========    ========    ========    ========
Stock Outstanding:+++   Series B--Investment income--net ........................... $    533    $    830    $    735    $    257
                                                                                     ========    ========    ========    ========
                        Series C--Investment income--net ........................... $    812    $    284          --          --
                                                                                     ========    ========    ========    ========
                        Series D--Investment income--net ........................... $    853    $    288          --          --
                                                                                     ========    ========    ========    ========
                        Series E--Investment income--net ........................... $    813    $    314          --          --
                                                                                     ========    ========    ========    ========
=================================================================================================================================

  *   Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
  +   Commencement of operations.
 ++   Includes Common and Preferred Stock average net assets.
+++ The Fund's Preferred Stock was issued on March 19, 1998 for Series A and Series B; and on March 6, 2000 for Series C, Series D and Series E.
  @   Aggregate total investment return.
 @@   Based on average shares outstanding.

      See Notes to Financial Statements.


                                    16 & 17

                       MuniHoldings California Insured Fund, Inc., June 30, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective July 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $193,785 increase to the cost of securities and a corresponding $193,785 decrease to net unrealized appreciation, based on debt securities held as of June 30, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $7,761 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par and $357,960 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended June 30, 2001, FAM earned fees of $4,850,706, of which $505,663 was waived.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended June 30, 2001, the Fund reimbursed FAM an aggregate of $127,475 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2001 were $520,935,998 and $542,226,991, respectively.

Net realized gains for the year ended June 30, 2001 and net unrealized gains as of June 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                     Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ....................        $16,246,041        $30,308,880
Financial futures contracts ..............            726,706            328,906
                                                  -----------        -----------
Total ....................................        $16,972,747        $30,637,786
                                                  ===========        ===========
--------------------------------------------------------------------------------

As of June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $29,951,373, of which $32,833,942 related to appreciated securities and $2,882,569 related to depreciated securities. The aggregate cost of investments at June 30, 2001 for Federal income tax purposes was $934,326,140.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share,


                                    18 & 19

                       MuniHoldings California Insured Fund, Inc., June 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended June 30, 2001 increased by 5,462,575 as a result of issuance of Common Stock from reorganization. Shares issued and outstanding during the year ended June 30, 2000 increased by 25,375,893 as a result of issuance of Common Stock from reorganization and by 11,885 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at June 30, 2001 were: Series A, 2.41%; Series B, 2.81%; Series C, 2.388%; Series D, 2.55%; and Series E, 2.76%.

Shares issued and outstanding during the years ended June 30, 2001 and June 30, 2000 increased by 1,960 and 9,800, respectively, as a result of issuance of Preferred Stock from reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended June 30, 2001, MLPF&S earned $348,780 as commissions.

5. Capital Loss Carryforward:

At June 30, 2001, the Fund had a net capital loss carryforward of approximately $49,664,000, of which $4,346,000 expires in 2006, $11,978,000 expires in 2007,
$7,895,000 expires in 2008 and $25,445,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On March 5, 2001, the Fund acquired all of the net assets of MuniHoldings California Insured Fund V, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 5,075,710 Common Shares and 1,960 AMPS of MuniHoldings California Insured Fund V, Inc. for 5,462,575 Common Shares and 1,960 AMPS of the Fund. MuniHoldings California Insured Fund V, Inc.'s net assets on that date of $128,684,287, including $6,652,133 of unrealized appreciation and $2,303,852 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $983,080,438.

7. Subsequent Event:

On July 5, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.064138 per share, payable on July 30, 2001 to shareholders of record as of July 17, 2001.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniHoldings California Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings California Insured Fund, Inc. as of June 30, 2001, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings California Insured Fund, Inc. as of June 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
August 13, 2001


                                    20 & 21

                       MuniHoldings California Insured Fund, Inc., June 30, 2001

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings California Insured Fund, Inc. during its taxable year ended June 30, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of June 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..............................................................   88.8%
AA/Aa ................................................................    3.2
A/A ..................................................................    0.8
NR (Not Rated) .......................................................    0.2
Other+ ...............................................................    5.6
--------------------------------------------------------------------------------
+  Temporary investments in short-term municipal securities.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MUC


                                    22 & 23

[LOGO] Merrill Lynch  Investment Managers
                        [GRAPHIC OMITTED]

MuniHoldings California Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal and California income taxes. The Fund seeks to achieve this objective by investing primarily in a portfolio of long-term investment-grade municipal obligations the interest of which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes. This report, including the financial information herein, is transmitted to shareholders of MuniHoldings California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings California
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper             #HOLDCA--6/01